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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Amendment No. 2 to Registration Statement on Form S-3 of our reports dated February 22, 2001 relating to the financial statements and financial statement schedule which appear in Moore Corporation Limited's Annual Report on Form 10-K for the year ended December 31, 2001. We also consent to the reference to us under the heading "Experts" in such Registration Statement.






PricewaterhouseCoopers LLP
Chartered Accountants
Toronto, Canada
May 28, 2002